Filed Pursuant to Rule 497(e)
Registration No.: 033-06502

SUNAMERICA INCOME FUNDS

SunAmerica High Yield Bond Fund (the “Fund”)

Supplement dated June 6, 2014 to the Prospectus

dated August 1, 2013, as supplemented and amended to date

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

On June 3, 2014, the Board of Trustees (the “Board”) of SunAmerica Income Funds approved a change in the SunAmerica High Yield Bond Fund’s name to the “SunAmerica Flexible Credit Fund,” along with certain changes to the Fund’s principal investment strategy and techniques. The Fund intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the changes to the Fund’s principal investment strategy and techniques, and corresponding changes to the Fund’s risks. This filing will be subject to review by the SEC and is expected to become effective 60 days after filing (the “Effective Date”). It is currently expected that these changes will become effective on or about October 1, 2014.

As of the Effective Date, the Fund will no longer be required to invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in below-investment grade U.S. and foreign junk bonds (rated below Baa by Moody’s or below BBB by Standard & Poor’s or determined to be of comparable quality by the investment adviser) without regard to the maturities of such securities.

The principal investment strategy of the SunAmerica Flexible Credit Fund will be active trading in credit instruments, which involves investing in credit instruments and derivative instruments and exchange-traded funds that are linked to, or provide investment exposure to, credit instruments. Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in such instruments. The Fund expects to implement its strategy primarily by tactically allocating its assets between investments in below-investment grade high-yield (junk) bonds (rated below Baa by Moody’s or below BBB by Standard & Poor’s or determined to be of comparable quality by the Fund’s subadviser) and senior secured floating rate loans and other institutionally traded secured floating rate debt obligations.

Newfleet Asset Management, LLC (“Newfleet”) will serve as the subadviser to the SunAmerica Flexible Credit Fund, replacing the Fund’s current subadviser as of the Effective Date. On June 3, 2014, the Board approved a new Subadvisory Agreement (the “New Subadvisory Agreement”) between SunAmerica and Newfleet with respect to the SunAmerica Flexible Credit Fund, which will become effective on the Effective Date. The fees for services payable by SunAmerica to Newfleet under the New Subadvisory Agreement will be equal to an annual rate of 0.30% of average daily net assets on the first $200 million, 0.25% on the next $200 million and 0.15% thereafter. SunAmerica is currently waiving its fees and/or reimbursing expenses with respect to the High Yield Bond Fund to the extent that the total annual operating expenses exceed 1.36%, 2.01% and 2.01% for Class A, B and C shares, respectively. As of the Effective Date, SunAmerica has agreed to waive its fees and/or reimburse expenses with respect to the SunAmerica Flexible Credit Fund to the extent that the total annual operating expenses exceed 1.45%, 2.10% and 2.10% for Class A, B and C shares, respectively. An Information Statement will be sent to shareholders that will include information about Newfleet and the New Subadvisory Agreement.

Once the changes to the Fund’s name and investment policies become effective, an updated prospectus reflecting these changes will be mailed to shareholders of the Fund. The updated prospectus will include additional information about the changes to the Fund’s investment strategy, techniques and risks. Please read the prospectus carefully.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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